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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 3, 2005
                                                         ------------------


                             ABERCROMBIE & FITCH CO.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        1-12107                 31-1469076
       --------------                   -----------             --------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

                  6301 Fitch Path, New Albany, Ohio       43054
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

         Item 1.01.  Entry into a Material Definitive Agreement.

         The form of Stock Unit Agreement entered into by Abercrombie & Fitch Co. (the "Registrant") in order to evidence the automatic grants of stock units made under the Abercrombie & Fitch Co. 2003 Stock Plan for Non-Associate Directors on January 31, 2005 and to be entered into by the Registrant in respect of future automatic grants of stock units is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Section 2 - Financial Information

         Item 2.02.  Results of Operations and Financial Condition.

         On February 3, 2005, the Registrant issued a news release reporting, among other things, net sales for the four-week period ended January 29, 2005, net sales for the fourth quarter (thirteen-week) period ended January 29, 2005, and net sales for the fiscal year ended January 29, 2005. A copy of the February 3, 2005 news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 7 - Regulation FD

         Item 7.01.  Regulation FD Disclosure.

         On February 3, 2005, the Registrant issued a news release reporting, among other things, net sales for the four-week period ended January 29, 2005, net sales for the fourth quarter (thirteen-week) period ended January 29, 2005 and net sales for the fiscal year ended January 29, 2005. A copy of the February 3, 2005 news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

         Item 9.01.  Financial Statements and Exhibits.

                  (a)      Financial statements of businesses acquired:

                           Not applicable.

                  (b)      Pro forma financial information:

                           Not applicable.


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                  (c)      Exhibits:


                  Exhibit No.    Description
                  -----------    -----------

                      10.1 Form of Stock Unit Agreement under the Abercrombie & Fitch Co. 2003 Stock Plan for Non-Associate Directors entered into by Abercrombie & Fitch Co. in order to evidence the automatic grants of stock units made on January 31, 2005 and to be entered into by Abercrombie & Fitch Co. in respect of future automatic grants of stock units

                      99.1 News Release issued by Abercrombie & Fitch Co. on February 3, 2005



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ABERCROMBIE & FITCH CO.


Dated:  February 3, 2005                      By: /s/ Susan J. Riley
                                                  ----------------------
                                                  Susan J. Riley
                                                  Senior Vice President-Chief
                                                  Financial Officer



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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated February 3, 2005

                             Abercrombie & Fitch Co.


 Exhibit No.        Description
 -----------        -----------

     10.1 Form of Stock Unit Agreement under the Abercrombie & Fitch Co. 2003 Stock Plan for Non-Associate Directors entered into by Abercrombie & Fitch Co. in order to evidence the automatic grants of stock units made on January 31, 2005 and to be entered into by Abercrombie & Fitch Co. in respect of future automatic grants of stock units

     99.1           News Release issued by Abercrombie & Fitch Co. on February
                    3, 2005





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